UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2 7, 2019 (December 27, 2019)

CoreCivic, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-16109	62-1763875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5501 VIRGINIA WAY, BRENTWOOD, TENNESSEE 37027

(Address of principal executive offices) (Zip Code)

(615) 263-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	CXW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure

On December 27, 2019, CoreCivic, Inc. (the “Company”), in connection with the Company’s previously announced redemption on January 1, 2020 (the “Redemption Date”) of the Company’s outstanding $325.0 million in aggregate principal amount of 4.125% senior notes due 2020 (the “Notes”), delivered an irrevocable deposit of funds to Regions Bank, successor-in-interest to U.S. Bank National Association as Trustee (the “Trustee”) under that certain Indenture, dated as of April 4, 2013, as amended and supplemented (the “Indenture”), among the Company, the Company’s subsidiary guarantors named therein, and the Trustee, in the amount of $328.4 million (the “Redemption Amount”). The Redemption Amount is an amount equal to 100% of the principal amount of the Notes, plus accrued and unpaid interest to but excluding the Redemption Date. Upon delivery of the Redemption Amount to the Trustee the Indenture was satisfied and discharged.

Since the Redemption Date is not a business day, the Redemption Amount will be paid on the next succeeding business day, January 2, 2020. On and after the Redemption Date, interest will cease to accrue on the Notes and the Notes will cease to be outstanding.

This Current Report on Form 8-K (this “Form 8-K”) is not a notice of redemption, nor does it constitute an offer to buy or sell, or the solicitation of an offer to buy or sell any security. The redemption is being made solely pursuant to the notice of redemption.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K contains “forward-looking statements” regarding the redemption of the Notes. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the U.S. Securities and Exchange Commission and include the risks and uncertainties described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and the Company’s subsequently filed Quarterly Reports on Form 10-Q. The Company takes no responsibility for updating the information contained in this Form 8-K following the date hereof to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events or for any changes or modifications made to this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 27, 2019	CORECIVIC, INC.

	By:	/s/ David Garfinkle
David Garfinkle
Executive Vice President and Chief Financial Officer